UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2022 (June 9, 2022)

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18183	41-1590959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Seventh Avenue

New York, New York, 10018

(Address of Principal Executive Offices, and Zip Code)

(212) 403-0500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, G-III Apparel Group, Ltd. (the “Company” or “G-III”) held its Annual Meeting of Stockholders (the “2022 Annual Meeting”). A total of 44,882,034 shares were represented at the 2022 Annual Meeting and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the twelve nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Morris Goldfarb	38,991,886	3,048,004	2,842,144
Sammy Aaron	38,962,493	3,077,397	2,842,144
Thomas J. Brosig	37,031,186	5,008,704	2,842,144
Alan Feller	38,710,583	3,329,307	2,842,144
Jeffrey Goldfarb	38,945,011	3,094,879	2,842,144
Victor Herrero	16,894,564	25,145,326	2,842,144
Robert L. Johnson	41,548,676	491,214	2,842,144
Patti H. Ongman	41,594,236	445,654	2,842,144
Laura Pomerantz	16,152,160	25,887,730	2,842,144
Cheryl Vitali	40,998,497	1,041,393	2,842,144
Lisa Warner Wardell	39,298,733	2,741,157	2,842,144
Richard White	16,411,431	25,628,459	2,842,144

See Item 8.01 below with respect to the application of the Company’s Director Selection and Qualification Standards and Resignation Policy to the voting related to Mr. Herrero, Ms. Pomerantz and Mr. White.

Proposal No. 2: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders cast an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,452,292	32,465,153	122,445	2,842,144

G-III values the opinions of its stockholders and will continue to solicit their views on its executive compensation program. The Board and the Compensation Committee of the Board will consider the results of this advisory vote and its continuing stockholder outreach in making future decisions on named executive officer compensation.

Proposal No. 3: Vote to Approve the Amendment to the Company’s 2015 Long-Term Incentive Plan

The Company’s stockholders approved the amendment to the Company’s 2015 Long-Term Incentive Plan, as amended (the “2015 Plan”), to increase the number of shares of common stock authorized for grant and issuance under the 2015 Plan by 1,200,000 shares based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,198,517	2,779,478	61,895	2,842,144

A copy of the approved 2015 Plan, as amended, is attached to this Form 8-K as Exhibit 10.1.

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,564,571	2,263,348	54,115	-

Item 8.01 Other Events.

At the 2022 Annual Meeting referenced above, each of Victor Herrero, Laura Pomerantz and Richard White received a greater number of votes “withheld” than votes “for” his or her election as a director. In accordance with the Company’s Director Selection and Qualification Standards and Resignation Policy (the “Policy”), each of Mr. Herrero, Ms. Pomerantz and Mr. White tendered a resignation to the Board of Directors of the Company (the “Board”), with the effectiveness of such resignations being conditioned on the Board’s acceptance thereof. The resignation of each of Mr. Herrero, Ms. Pomerantz and Mr. White was not due to any disagreement with management or the Company.

Under the Policy, after a resignation is tendered, the Nominating and Corporate Governance (“NCG”) Committee is required to consider such resignation and make a recommendation to the Board as to whether to accept or reject the resignation. The NCG Committee evaluates the resignation based on factors set forth in the Policy, makes its recommendation to the Board and then the Board decides whether or not to accept the resignation.

The NCG Committee and the Board considered the following in making their respective determinations.

The NCG Committee and the Board consider each of Mr. Herrero, Ms. Pomerantz and Mr. White to be highly effective members of the Board and believe that each brings a knowledge of the apparel industry, keen insight and perspectives and invaluable skill sets to the Board. Each of Mr. Herrero, Ms. Pomerantz and Mr. White possess the qualities the Board looks for in its directors to strengthen the Company’s long-term value creation strategy and implementation. Further, each of Mr. Herrero, Ms. Pomerantz and Mr. White are well-prepared, engaged and contribute meaningfully to Board meetings and discussions. As members of the Board, each of Mr. Herrero, Ms. Pomerantz and Mr. White have contributed to a cohesive and harmonious Board that has guided and supported management of the Company through periods of tremendous growth, as well as a period of great uncertainty caused by the COVID-19 pandemic.

Mr. White is G-III’s Lead Independent Director, Chairman of the Compensation Committee and a member of the Audit and NCG Committees. He has led our stockholder outreach efforts and, along with Ms. Pomerantz, has worked to align our compensation program with shareholder interests and respond to shareholder concerns while honoring contractual commitments we have with our CEO and our Vice Chairman. With respect to Mr. White and Ms. Pomerantz specifically, the Board believes that they failed to receive the support of a majority of the votes cast for their reelection to the Board at the 2022 Annual Meeting due to the bonuses paid pursuant to these employment agreements with each of our CEO and Vice Chairman, which could not be unilaterally changed by the Compensation Committee or the Board. The Board did not view this as a sufficient basis to accept the resignation of two directors who have been so integral to the Company’s success over the years.

With respect to Mr. Herrero specifically, the Board believes that the reason Mr. Herrero failed to receive the support of a majority of the votes cast for his reelection to the Board was due to the policies of proxy advisory firms and certain institutional investors with respect to “overboarding.”  The Company intends to adopt a policy setting forth parameters for service on other public company boards by members of the Board, including, among other provisions, limiting the number of other public company boards on which a director of the Company may serve. Mr. Herrero has indicated that he will comply with the Company’s policy.

Pursuant to the Policy, the NCG Committee held a meeting after the 2022 Annual Meeting to consider the tendered resignations, determined that accepting each of the resignations was not in the best interests of the Company and recommended that the Board not accept the tendered resignations.

Taking into account the recommendation of the NCG and the foregoing factors, the Board made the determination that accepting the tendered resignations of Mr. Herrero, Ms. Pomerantz or Mr. White would not be in the best interests of the

Company and its stockholders and, accordingly, did not to accept the tendered resignations of any of Mr. Herrero, Ms. Pomerantz or Mr. White.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

None.

(b)Pro Forma Financial Information.

None.

(c)Shell Company Transactions

None.

(d)Exhibits.

10.12015 Long-Term Incentive Plan, as amended.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1	2015 Long-Term Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 14, 2022

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer